UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Deer Park Drive, Suite K,

Monmouth Junction, New Jersey 08852

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $0.001 par value	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

CytoSorbents Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 4, 2019. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The election of five (5) directors to serve until the Company’s 2020 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2.	The approval of the proposal to amend and restate the Company’s certificate of incorporation to increase the authorized number of shares of the Company’s common stock from 50,000,000 shares to 100,000,000 shares;

3.	The approval of the proposal to amend the Company’s 2014 Long Term Incentive Plan to increase the authorized number of shares of the Company’s common stock available for issuance thereunder from 7,400,000 shares to 13,400,000 shares; and

4.	The ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

At the close of business on April 12, 2019, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 32,248,580 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 27,470,832 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the five directors were elected, and the other proposals submitted to stockholders were approved.

Proposal No. 1 — Election of Directors

The vote with respect to the election of directors was as follows:

Nominees	For	Withheld	Broker Non-Votes
Phillip P. Chan	11,996,051	389,616	15,085,165
Al W. Kraus	8,771,679	3,613,988	15,085,165
Edward R. Jones	10,732,581	1,653,086	15,085,165
Michael G. Bator	10,817,804	1,567,863	15,085,165
Alan D. Sobel	9,970,134	2,415,533	15,085,165

Proposal No. 2 — Amend and Restate the Company’s Certificate of Incorporation

The vote with respect to the approval of the proposal to amend the and restate the Company’s certificate of incorporation to increase the authorized number of shares of the Company’s common stock, was as follows:

For	Against	Abstain
21,093,387	6,160,420	217,025

Proposal No. 3 — Amend the Company’s 2014 Long Term Incentive Plan

The vote with respect to the approval to of the proposal to amend the Company’s 2014 Long Term Incentive Plan to increase the authorized number of shares of the Company’s common stock available for issuance thereunder, was as follows:

For	Against	Abstain	Broker Non-Votes
7,999,717	4,277,642	108,308	15,085,165

Proposal No. 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of WithumSmith+Brown PC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was as follows:

For	Against	Abstain
27,063,359	52,509	354,964

Item 7.01.  Regulation FD Disclosure

Representatives of the Company made a presentation to attendees at the Annual Meeting related to the business and performance of the Company. A copy of the presentation slides made at the Annual Meeting is attached hereto as Exhibit 99.1.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) The following Exhibit is submitted herewith.

Exhibit No.	Description
99.1	Annual Meeting Presentation dated June 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOSORBENTS CORPORATION

Date: June 4, 2019	By:	/s/ Dr. Phillip P. Chan
Dr. Phillip P. Chan
President and Chief Executive Officer